Exhibit 99.2

Financial Supplement

Financial Information
as of September 30, 2009
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2009

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. rating, the cyclicality of the property and casualty reinsurance business, conducting operations in a competitive environment, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.
As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
September 30, 2009

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - Summary	4
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	9
b. Condensed Consolidated Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Nine Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Nine Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Available-for-Sale Security Detail	21
c. Corporate Bonds Detail	22
d. Net Realized Gains (Losses) on Investments and Net Impairment Losses	23

Loss Reserves:
a. Analysis of Losses and LAE	24
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	25

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	26

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
September 30, 2009
(amounts in thousands, except per share amounts)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Assets
Investments	$3,953,620	4,049,472	3,968,831	3,371,886	$3,562,033
Cash, cash equivalents and short-term investments	460,171	349,786	345,810	888,053	696,660
Reinsurance premiums receivable	297,089	261,817	356,736	307,539	295,914
Accrued investment income	32,646	33,813	32,817	29,041	30,932
Reinsurance balances (prepaid and recoverable)	31,171	24,715	18,220	23,310	27,131
Deferred acquisition costs	45,581	43,720	47,828	50,719	58,731
Funds held by ceding companies	85,211	120,232	136,944	136,278	146,470
Other assets	276,733	84,583	83,810	120,337	87,502
Total assets	$5,182,222	4,968,138	4,990,996	4,927,163	$4,905,373

Liabilities
Unpaid losses and loss adjustment expenses	$2,373,151	2,394,330	2,494,997	2,463,506	$2,460,185
Unearned premiums	209,951	190,757	213,638	218,890	261,979
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	117,613	121,780	127,195	125,551	122,699
Other liabilities	61,442	58,567	75,707	59,819	38,118
Total liabilities	3,012,157	3,015,434	3,161,537	3,117,766	3,132,981

Total shareholders' equity	2,170,065	1,952,704	1,829,459	1,809,397	1,772,392

Total liabilities and shareholders' equity	$5,182,222	4,968,138	4,990,996	4,927,163	$4,905,373

Book value per common share (a)	$43.55	39.23	35.76	34.58	$33.64

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008

Revenue
Net premiums earned	$229,538	280,725	709,752	$840,558
Net investment income	44,747	48,043	123,070	144,037
Net realized gains (losses) on investments	22,553	(71)	53,917	(3,267)
Net impairment losses	(5,075)	(13,096)	(11,739)	(13,096)
Other (expense) income	(1,222)	(88)	4,222	533
Total revenue	290,541	315,513	879,222	968,765

Expenses
Net losses and LAE	99,240	270,863	368,349	524,458
Net acquisition expenses	50,009	56,320	128,503	182,999
Net change in fair value of derivatives	4,305	6,645	6,828	8,415
Operating expenses	25,210	21,153	68,984	67,943
Net foreign currency exchange (gains) losses	(616)	6,134	(157)	3,263
Interest expense	4,757	4,752	14,268	14,253
Total expenses	182,905	365,867	586,775	801,331

Income (loss) before income tax expense (benefit)	107,636	(50,354)	292,447	167,434
Income tax (benefit) expense	(1,832)	(5,014)	(73)	5,246

Net income (loss)	109,468	(45,340)	292,520	162,188
Preferred dividends	-	2,602	1,301	7,806

Net income (loss) attributable to common shareholders	$109,468	(47,942)	291,219	$154,382

Basic
Weighted average common shares outstanding	49,660	48,260	49,955	49,963
Basic earnings (loss) per common share	$2.20	(0.99)	5.83	$3.09

Diluted
Adjusted weighted average common shares outstanding	52,039	48,260	52,547	57,633
Diluted earnings (loss) per common share	$2.10	(0.99)	5.57	$2.81

Comprehensive income (loss)
Net income (loss)	$109,468	(45,340)	292,520	$162,188
Other comprehensive income (loss), net of deferred taxes	106,570	(102,921)	169,952	(145,918)
Comprehensive income (loss)	$216,038	(148,261)	462,472	$16,270

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Revenue
Net premiums earned	$229,538	232,462	247,752	274,238	$280,725
Net investment income	44,747	44,077	34,246	42,537	48,043
Net realized gains (losses) on investments	22,553	10,794	20,570	60,521	(71)
Net impairment losses	(5,075)	(3,256)	(3,408)	(17,590)	(13,096)
Other (expense) income	(1,222)	5,212	232	(195)	(88)
Total revenue	290,541	289,289	299,392	359,511	315,513

Expenses
Net losses and LAE	99,240	124,945	144,164	193,775	270,863
Net acquisition expenses	50,009	38,338	40,156	59,716	56,320
Net change in fair value of derivatives	4,305	106	2,417	5,700	6,645
Operating expenses	25,210	22,906	20,868	20,265	21,153
Net foreign currency exchange (gains) losses	(616)	(537)	996	3,497	6,134
Interest expense	4,757	4,756	4,755	4,753	4,752
Total expenses	182,905	190,514	213,356	287,706	365,867

Income (loss) before income tax expense (benefit)	107,636	98,775	86,036	71,805	(50,354)
Income tax (benefit) expense	(1,832)	645	1,114	7,753	(5,014)

Net income (loss)	109,468	98,130	84,922	64,052	(45,340)
Preferred dividends	-	-	1,301	2,602	2,602

Net income (loss) attributable to common shareholders	$109,468	98,130	83,621	61,450	$(47,942)

Basic
Weighted average common shares outstanding	49,660	50,580	49,521	47,363	48,260
Basic earnings (loss) per common share	$2.20	1.94	1.69	1.30	$(0.99)

Diluted
Adjusted weighted average common shares outstanding	52,039	51,594	53,702	54,499	48,260
Diluted earnings (loss) per common share	$2.10	1.90	1.58	1.18	$(0.99)

Comprehensive income (loss)
Net income (loss)	$109,468	98,130	84,922	64,052	$(45,340)
Other comprehensive income (loss), net of deferred taxes	106,570	64,958	(1,576)	(18,730)	(102,921)
Comprehensive income (loss)	$216,038	163,088	83,346	45,322	$(148,261)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008

Earnings
Basic
Net income (loss) attributable to common shareholders	$109,468	(47,942)	291,219	$154,382

Diluted
Net income (loss) attributable to common shareholders	109,468	(47,942)	291,219	154,382
Effect of dilutive securities:
Preferred share dividends	-	-	1,301	7,806
Adjusted net income (loss) for diluted earnings per share	$109,468	(47,942)	292,520	$162,188

Common Shares
Basic
Weighted average common shares outstanding	49,660	48,260	49,955	49,963

Diluted
Weighted average common shares outstanding	49,660	48,260	49,955	49,963
Effect of dilutive securities:
Conversion of preferred shares	-	-	1,011	4,996
Common share options	1,950	-	1,190	2,338
Restricted common shares and common share units	429	-	391	336
Adjusted weighted average common shares outstanding	52,039	48,260	52,547	57,633

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$2.20	(0.99)	5.83	$3.09

Diluted earnings (loss) per common share	$2.10	(0.99)	5.57	$2.81

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Earnings
Basic
Net income (loss) attributable to common shareholders	$109,468	98,130	83,621	61,450	$(47,942)

Diluted
Net income (loss) attributable to common shareholders	109,468	98,130	83,621	61,450	(47,942)
Effect of dilutive securities:
Preferred share dividends	-	-	1,301	2,602	-
Adjusted net income (loss) for diluted earnings per share	$109,468	98,130	84,922	64,052	$(47,942)

Common Shares
Basic
Weighted average common shares outstanding	49,660	50,580	49,521	47,363	48,260

Diluted
Weighted average common shares outstanding	49,660	50,580	49,521	47,363	48,260
Effect of dilutive securities:
Conversion of preferred shares	-	-	3,067	5,750	-
Common share options	1,950	665	812	994	-
Restricted common shares and common share units	429	349	302	392	-
Adjusted weighted average common shares outstanding	52,039	51,594	53,702	54,499	48,260

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$2.20	1.94	1.69	1.30	$(0.99)

Diluted earnings (loss) per common share	$2.10	1.90	1.58	1.18	$(0.99)

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
September 30, 2009

	Conversion		Conversion	Common
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of September 30, 2009			$ 2,170,065	49,827	(a)	$ 43.55

Common share options:
The Travelers Companies, Inc.	27.00		-	1,502		(1.20)
Renaissance Re Holdings, Ltd.	27.00		-	626		(0.50)

Management and directors' options	29.16	(b)	55,550	1,905	(c)	(0.50)

Directors' and officers' restricted common share units			-	871		(0.69)

Fully converted book value per common share as of September 30, 2009			$ 2,225,615	54,731		$ 40.66

(a) As of September 30, 2009 there were 49,826,544 common shares issued and outstanding.  Included in this number were 163,335 of restricted common shares issued but unvested.
(b) Weighted average strike price of options with a price below $35.84, the closing share price at September 30, 2009.
(c) Excludes 500,000 options with a strike price above $35.84 and a weighted average strike price of $36.00.

On February 17, 2009, our 5,750,000 outstanding 6% Series A Mandatory Convertible Preferred Shares automatically converted into 5,750,000 common shares at a ratio of one to one which was based on the volume weighted average price of our common shares from January 14, 2009 through February 11, 2009.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008

Net cash provided by operating activities	$98,591	56,707	422,477	$264,244

Net cash provided by (used in) investing activities	(21,305)	(224,035)	(716,265)	(481,523)

Net cash used in financing activities	(2,705)	(51,453)	(113,403)	(254,281)

Effect of exchange rate changes on foreign currency cash	1,765	(5,646)	6,457	(4,038)

Net increase (decrease) in cash and cash equivalents	$76,346	(224,427)	(400,734)	$(475,598)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net cash provided by (used in) operating activities	$98,591	54,292	269,594	(135,345)	$56,707

Net cash provided by (used in) investing activities	(21,305)	9,821	(704,781)	364,255	(224,035)

Net cash used in financing activities	(2,705)	(43,743)	(66,955)	(12,517)	(51,453)

Effect of exchange rate changes on foreign currency cash	1,765	6,485	(1,793)	(4,057)	(5,646)

Net increase (decrease) in cash and cash equivalents	$76,346	26,855	(503,935)	212,336	$(224,427)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2009				Three Months Ended September 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$147,448	88,467	7,675	$243,590	$167,136	106,826	5,180	$279,142

Net premiums earned	132,567	90,591	6,380	229,538	151,763	124,319	4,643	280,725

Net losses and LAE	46,307	59,243	(6,310)	99,240	183,759	86,057	1,047	270,863
Net acquisition expenses	16,821	19,393	13,795	50,009	23,691	29,191	3,438	56,320
Other underwriting expenses	9,643	6,751	342	16,736	11,543	4,948	286	16,777
Total underwriting expenses	72,771	85,387	7,827	165,985	218,993	120,196	4,771	343,960
Segment underwriting income (loss)	$59,796	5,204	(1,447)	63,553	$(67,230)	4,123	(128)	(63,235)

Net investment income				44,747				48,043
Net realized gains (losses) on investments				22,553				(71)
Net impairment losses				(5,075)				(13,096)
Net change in fair value of derivatives				(4,305)				(6,645)
Net foreign currency exchange gains (losses)				616				(6,134)
Other expense				(1,222)				(88)
Corporate expenses not allocated to segments				(8,474)				(4,376)
Interest expense				(4,757)				(4,752)
Income (loss) before income tax expense (benefit)				$107,636				$(50,354)

GAAP underwriting ratios:
Loss and LAE	34.9%	65.4%	(98.9%)	43.2%	121.1%	69.2%	22.6%	96.5%
Acquisition expense	12.7%	21.4%	216.2%	21.8%	15.6%	23.5%	74.0%	20.1%
Other underwriting expense	7.3%	7.5%	5.4%	7.3%	7.6%	4.0%	6.2%	6.0%
Combined	54.9%	94.3%	122.7%	72.3%	144.3%	96.7%	102.8%	122.6%

Statutory underwriting ratios:
Loss and LAE	34.9%	65.4%	(98.9%)	43.2%	121.1%	69.2%	22.6%	96.5%
Acquisition expense	12.8%	21.2%	184.2%	21.3%	14.7%	23.4%	69.2%	19.0%
Other underwriting expense	6.5%	7.6%	4.5%	6.9%	6.9%	4.6%	5.5%	6.0%
Combined	54.2%	94.2%	89.8%	71.4%	142.7%	97.2%	97.3%	121.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2009				Nine Months Ended September 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$402,588	273,940	20,451	$696,979	$454,541	335,295	10,437	$800,273

Net premiums earned	394,554	299,712	15,486	709,752	446,869	385,059	8,630	840,558

Net losses and LAE	186,565	179,426	2,358	368,349	279,165	252,233	(6,940)	524,458
Net acquisition expenses	47,711	66,020	14,772	128,503	69,119	98,893	14,987	182,999
Other underwriting expenses	26,925	18,550	1,042	46,517	29,774	18,734	961	49,469
Total underwriting expenses	261,201	263,996	18,172	543,369	378,058	369,860	9,008	756,926
Segment underwriting income (loss)	$133,353	35,716	(2,686)	166,383	$68,811	15,199	(378)	83,632

Net investment income				123,070				144,037
Net realized gains (losses) on investments				53,917				(3,267)
Net impairment losses				(11,739)				(13,096)
Net change in fair value of derivatives				(6,828)				(8,415)
Net foreign currency exchange gains (losses)				157				(3,263)
Other income				4,222				533
Corporate expenses not allocated to segments				(22,467)				(18,474)
Interest expense				(14,268)				(14,253)
Income before income tax expense				$292,447				$167,434

GAAP underwriting ratios:
Loss and LAE	47.3%	59.9%	15.2%	51.9%	62.5%	65.5%	(80.4%)	62.4%
Acquisition expense	12.1%	22.0%	95.4%	18.1%	15.5%	25.7%	173.7%	21.8%
Other underwriting expense	6.8%	6.2%	6.7%	6.6%	6.7%	4.9%	11.1%	5.9%
Combined	66.2%	88.1%	117.3%	76.6%	84.7%	96.1%	104.4%	90.1%

Statutory underwriting ratios:
Loss and LAE	47.3%	59.9%	15.2%	51.9%	62.5%	65.5%	(80.4%)	62.4%
Acquisition expense	11.9%	21.8%	77.1%	17.7%	15.2%	25.9%	148.4%	21.4%
Other underwriting expense	6.7%	6.8%	5.1%	6.7%	6.6%	5.6%	9.2%	6.2%
Combined	65.9%	88.5%	97.4%	76.3%	84.3%	97.0%	77.2%	90.0%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$147,448	113,405	141,735	138,546	$167,136

Net premiums earned	132,567	128,316	133,671	152,241	151,763

Net losses and LAE	46,307	62,807	77,451	118,035	183,759
Net acquisition expenses	16,821	13,526	17,364	21,697	23,691
Other underwriting expenses	9,643	9,123	8,159	8,718	11,543
Total underwriting expenses	72,771	85,456	102,974	148,450	218,993
Segment underwriting income (loss)	$59,796	42,860	30,697	3,791	$(67,230)

GAAP underwriting ratios:
Loss and LAE	34.9%	48.9%	57.9%	77.5%	121.1%
Acquisition expense	12.7%	10.5%	13.0%	14.3%	15.6%
Other underwriting expense	7.3%	7.1%	6.1%	5.7%	7.6%
Combined	54.9%	66.5%	77.0%	97.5%	144.3%

Statutory underwriting ratios:
Loss and LAE	34.9%	48.9%	57.9%	77.5%	121.1%
Acquisition expense	12.8%	10.0%	12.4%	14.3%	14.7%
Other underwriting expense	6.5%	8.0%	5.8%	6.3%	6.9%
Combined	54.2%	66.9%	76.1%	98.1%	142.7%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$88,467	87,459	98,014	94,789	$106,826

Net premiums earned	90,591	99,161	109,960	118,241	124,319

Net losses and LAE	59,243	61,042	59,141	84,818	86,057
Net acquisition expenses	19,393	20,406	26,221	27,041	29,191
Other underwriting expenses	6,751	6,130	5,669	5,248	4,948
Total underwriting expenses	85,387	87,578	91,031	117,107	120,196
Segment underwriting income	$5,204	11,583	18,929	1,134	$4,123

GAAP underwriting ratios:
Loss and LAE	65.4%	61.6%	53.8%	71.7%	69.2%
Acquisition expense	21.4%	20.6%	23.8%	22.9%	23.5%
Other underwriting expense	7.5%	6.2%	5.2%	4.4%	4.0%
Combined	94.3%	88.4%	82.8%	99.0%	96.7%

Statutory underwriting ratios:
Loss and LAE	65.4%	61.6%	53.8%	71.7%	69.2%
Acquisition expense	21.2%	20.4%	23.5%	22.2%	23.4%
Other underwriting expense	7.6%	7.0%	5.8%	5.5%	4.6%
Combined	94.2%	89.0%	83.1%	99.4%	97.2%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$7,675	7,253	5,523	3,957	$5,180

Net premiums earned	6,380	4,985	4,121	3,756	4,643

Net losses and LAE	(6,310)	1,096	7,572	(9,078)	1,047
Net acquisition expenses	13,795	4,406	(3,429)	10,978	3,438
Other underwriting expenses	342	400	300	309	286
Total underwriting expenses	7,827	5,902	4,443	2,209	4,771
Segment underwriting income (loss)	$(1,447)	(917)	(322)	1,547	$(128)

GAAP underwriting ratios:
Loss and LAE	(98.9%)	22.0%	183.7%	(241.7%)	22.6%
Acquisition expense	216.2%	88.4%	(83.2%)	292.3%	74.0%
Other underwriting expense	5.4%	8.0%	7.3%	8.2%	6.2%
Combined	122.7%	118.4%	107.8%	58.8%	102.8%

Statutory underwriting ratios:
Loss and LAE	(98.9%)	22.0%	183.7%	(241.7%)	22.6%
Acquisition expense	184.2%	66.3%	(57.6%)	278.8%	69.2%
Other underwriting expense	4.5%	5.5%	5.4%	7.8%	5.5%
Combined	89.8%	93.8%	131.5%	44.9%	97.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008

Property and Marine
Excess-of-loss	$110,144	132,645	273,422	$336,603
Proportional	37,304	34,491	129,166	117,938
Subtotal Property and Marine	147,448	167,136	402,588	454,541
Casualty
Excess-of-loss	80,298	95,144	242,549	295,376
Proportional	8,169	11,682	31,391	39,919
Subtotal Casualty	88,467	106,826	273,940	335,295
Finite Risk
Excess-of-loss	(142)	403	(150)	973
Proportional	7,817	4,777	20,601	9,464
Subtotal Finite Risk	7,675	5,180	20,451	10,437
Combined Segments
Excess-of-loss	190,300	228,192	515,821	632,952
Proportional	53,290	50,950	181,158	167,321
Total	$243,590	279,142	696,979	$800,273

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Property and Marine
United States	$96,501	106,654	266,406	$281,844
International	50,947	60,482	136,182	172,697
Subtotal Property and Marine	147,448	167,136	402,588	454,541
Casualty
United States	80,102	94,209	242,635	288,523
International	8,365	12,617	31,305	46,772
Subtotal Casualty	88,467	106,826	273,940	335,295
Finite Risk
United States	7,675	4,172	20,451	9,204
International	-	1,008	-	1,233
Subtotal Finite Risk	7,675	5,180	20,451	10,437
Combined Segments
United States	184,278	205,035	529,492	579,571
International	59,312	74,107	167,487	220,702
Total	$243,590	279,142	696,979	$800,273

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2009			Three Months Ended September 30, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,741	1,741	2,221	5,342	5,342	$5,829
North American Property Catastrophe	43,353	43,352	37,668	62,163	55,959	48,174
North American Property Risk	28,687	22,178	20,681	22,524	19,146	19,545
Other Property	29,830	29,830	29,817	26,588	26,588	26,643
Marine / Aviation Proportional	462	462	1,733	2,217	2,217	2,582
Marine / Aviation Excess	3,693	3,675	4,161	6,937	6,930	7,732
International Property Proportional	10,269	10,269	6,412	10,713	10,713	10,580
International Property Catastrophe	36,406	31,648	26,445	35,418	35,466	25,979
International Property Risk	4,293	4,293	3,429	4,775	4,775	4,699
Subtotal	158,734	147,448	132,567	176,677	167,136	151,763

Casualty
Clash	3,870	3,870	3,924	5,413	5,413	5,537
1st Dollar GL	3,227	3,227	3,988	4,225	4,225	5,886
1st Dollar Other	1,467	1,467	1,463	1,382	1,382	1,348
Casualty Excess	54,770	54,770	59,923	75,063	75,063	88,293
Accident & Health	15,131	15,131	9,976	6,122	6,122	5,441
International Casualty	5,370	5,370	5,833	7,864	7,864	8,845
International Motor	927	927	805	1,132	1,132	1,010
Financial Lines	3,705	3,705	4,679	5,625	5,625	7,959
Subtotal	88,467	88,467	90,591	106,826	106,826	124,319

Finite Risk
Finite Property	-	-	-	982	982	982
Finite Casualty	7,675	7,675	6,380	4,198	4,198	3,661
Subtotal	7,675	7,675	6,380	5,180	5,180	4,643

Total	$254,876	243,590	229,538	288,683	279,142	$280,725

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2009			Nine Months Ended September 30, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$5,301	5,301	8,965	12,474	12,474	$14,578
North American Property Catastrophe	100,025	98,773	91,405	136,073	122,184	117,482
North American Property Risk	71,834	57,625	57,133	66,914	59,964	62,751
Other Property	106,924	106,924	106,701	88,301	88,301	88,054
Marine / Aviation Proportional	6,572	6,572	7,453	8,865	8,865	9,127
Marine / Aviation Excess	12,513	12,533	16,347	26,981	26,968	27,774
International Property Proportional	24,240	24,240	22,780	30,481	30,481	30,162
International Property Catastrophe	86,129	79,491	73,809	92,621	90,415	83,149
International Property Risk	11,129	11,129	9,961	14,889	14,889	13,792
Subtotal	424,667	402,588	394,554	477,599	454,541	446,869

Casualty
Clash	12,223	12,223	12,150	16,252	16,252	16,453
1st Dollar GL	11,232	11,232	13,818	14,160	14,160	16,619
1st Dollar Other	4,264	4,264	4,462	3,579	3,579	3,345
Casualty Excess	176,729	176,729	202,468	229,193	229,193	270,581
Accident & Health	32,379	32,379	24,061	19,258	19,258	21,134
International Casualty	23,699	23,699	26,290	30,154	30,154	29,605
International Motor	2,529	2,529	2,407	2,658	2,691	2,570
Financial Lines	10,885	10,885	14,056	20,008	20,008	24,752
Subtotal	273,940	273,940	299,712	335,262	335,295	385,059

Finite Risk
Finite Property	(8)	(8)	(8)	931	931	931
Finite Casualty	20,459	20,459	15,494	9,506	9,506	7,699
Subtotal	20,451	20,451	15,486	10,437	10,437	8,630

Total	$719,058	696,979	709,752	823,298	800,273	$840,558

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Key Ratios

Combined ratio (%)	72.3%	76.9%	80.1%	97.7%	122.6%

Invested assets to shareholders' equity ratio	2.03:1	2.25:1	2.36:1	2.35:1	2.40:1

Debt to total capital (%)	10.3%	11.3%	12.0%	12.1%	12.4%

Net premiums written (annualized) to shareholders' equity	0.45	0.43	0.54	0.52	0.63

Share Data
Book value per common share (a)	$43.55	$39.23	$35.76	$34.58	$33.64

Common shares outstanding (000's)	49,827	49,778	51,163	47,482	47,707

Market Price Per Common Share
High	$36.87	$30.67	$36.12	$36.16	$38.76
Low	28.07	27.12	25.18	21.38	31.02
Close	$35.84	$28.59	$28.36	$36.08	$35.48

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	146	146	153	153	151

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	September 30, 2009			December 31, 2008
		Weighted Average	Weighted Average Market Yield		Weighted Average	Weighted Average Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$366,364	2.5%	2.3%	$4,641	4.4%	1.2%
U.S. Government agencies	101,087	0.7%	0.3%	811,489	3.1%	1.9%
Corporate bonds	659,678	5.1%	3.6%	690,528	5.0%	6.0%
Commercial mortgage-backed securities	227,796	5.6%	7.4%	372,806	5.4%	11.8%
Residential mortgage-backed securities	995,445	4.8%	5.1%	577,907	6.1%	6.6%
Asset-backed securities	61,272	3.1%	6.4%	134,245	4.9%	8.2%
Municipal bonds	702,357	4.0%	2.8%	393,484	3.7%	3.0%
Non-U.S. governments	548,145	3.3%	2.4%	78,704	4.2%	4.0%
Total Fixed Maturities	3,662,144	4.2%	3.7%	3,063,804	4.6%	5.4%
Preferred Stocks	3,534	29.8%	14.5%	2,845	18.1%	19.7%
Total	$3,665,678	4.2%	3.8%	$3,066,649	4.6%	5.4%

Trading securities
U.S. Government	$148,647	2.2%	1.9%	$196,383	3.6%	3.4%
Insurance-linked securities	20,215	10.6%	9.2%	-	-	-
Corporate bonds	79	4.5%	2.5%	4,125	4.4%	9.6%
Non U.S. Governments	119,001	4.2%	2.5%	104,729	4.0%	2.7%
Total	$287,942	3.7%	2.7%	$305,237	3.6%	3.2%

	September 30, 2009			December 31, 2008
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$2,523,824	63.8%		$2,299,184	68.2%
Aa	532,234	13.5%		486,582	14.4%
A	534,555	13.5%		439,255	13.0%
Baa	299,741	7.6%		143,518	4.3%
Below investment grade	63,266	1.6%		3,347	0.1%
Total	$3,953,620	100.0%		$3,371,886	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa1

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	September 30, 2009
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$366,364	2,540	Aaa	4.6

U.S. Government agencies:
Temporary Liquidity Guarantee Program	100,987	987	Aaa	0.4
Agencies	100	-	Aaa	0.1
Subtotal	101,087	987	Aaa	0.4

Corporate bonds:
Industrial	466,137	24,438	A2	3.2
Finance	63,017	(2,618)	A1	5.3
Utilities	50,328	1,325	A3	3.9
Insurance	37,007	1,686	A1	3.5
Preferreds with maturity date	27,154	(4,967)	Baa1	6.2
Hybrid trust preferreds	16,035	(1,351)	A1	2.4
Subtotal	659,678	18,513	A2	3.6

Commercial mortgage-backed securities	227,796	(34,365)	Aa1	4.0	5.1

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	894,331	19,252	Aaa	3.1	4.9
Non-agency residential mortgage-backed securities	92,846	(49,290)	A2	-	3.5
Alt-A residential mortgage-backed securities	8,268	(9,101)	B1	-	4.9
Subtotal	995,445	(39,139)	Aa1	2.8	4.8

Asset-backed securities:
Asset-backed securities	51,981	1,023	Aaa	0.1	6.3
Sub-prime asset-backed securities	9,291	(29,208)	Baa3	-	8.0
Subtotal	61,272	(28,185)	Aa1	0.1	6.6

Municipal bonds	702,357	33,377	Aa3	5.5

Non-U.S. governments	548,145	14,300	Aaa	3.4

Preferred Stocks	3,534	1,655	B3	2.9

Total	$3,665,678	(30,317)	Aa2	3.7

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	September 30, 2009
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Conoco Inc.	$22,000	23,725	$1,403	A1
Walmart Stores Inc.	19,355	21,929	677	Aa2
Hewlett-Packard Company	20,100	21,831	1,105	A2
Oracle Corporation	19,000	20,354	1,167	A2
General Electric Company	18,055	19,694	81	Aa2
BHP Billiton Limited	18,000	19,522	1,265	A1
Vodafone Group Plc	18,850	19,479	461	Baa1
MetLife, Inc.	17,897	18,805	1,045	A3
Unilever Group	15,750	16,758	576	A1
Bank of America Corporation	20,500	15,897	(4,510)	Baa2
Philip Morris International Inc.	14,000	15,716	968	A2
Diageo plc	14,000	14,831	731	A3
United Technologies Corporation	14,000	14,826	831	A2
Cisco Systems, Inc.	13,000	14,314	851	A1
AT&T Inc.	12,500	13,474	701	A2
Merck & Co., Inc.	11,500	12,428	992	Aa3
The Boeing Company	12,000	12,201	132	A2
Caterpillar Inc.	10,000	10,980	917	A2
Pfizer Inc.	10,000	10,869	788	Aa2
Thermo Fisher Scientific Inc.	$10,000	10,353	$355	Baa3

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008

Net realized gains (losses) on investments
Subsidiary domiciled in Bermuda	$18,556	(295)	42,578	$(3,163)
Subsidiaries domiciled in the United States	3,997	171	11,335	(102)
Subsidiary domiciled in the United Kingdom	-	53	4	(2)
Total	$22,553	(71)	53,917	$(3,267)

Net realized gains (losses) on investments
Sale of securities	$18,078	(5,118)	47,846	$(5,257)
Mark-to-market adjustment on trading securities	4,475	5,047	6,071	1,990
Total	$22,553	(71)	53,917	$(3,267)

Net impairment losses by type of security
Corporate bonds	$-	7,449	-	$7,449
Commercial mortgage-backed securities	1,637	-	2,617	-
Residential mortgage-backed securities	2,016	-	5,775	-
Asset-backed securities	1,422	-	2,139	-
Preferred stocks	-	5,647	1,208	5,647
Total	$5,075	13,096	11,739	$13,096

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Nine Months Ended September 30, 2009 (a)				Twelve Months Ended December 31, 2008 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$480,768	8,217	$472,551	128.3%	$595,323	13,007	$582,316	81.1%
Change in unpaid losses and LAE	(103,232)	970	(104,202)		128,552	(7,365)	135,917
Losses and LAE incurred	$377,536	9,187	$368,349		$723,875	5,642	$718,233

	Analysis of Unpaid Losses and LAE

	As of September 30, 2009				As of December 31, 2008
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$706,943	9,514	$697,429	29.5%	$706,618	8,158	$698,460	28.5%
Incurred but not reported	1,666,208	2,944	1,663,264	70.5%	1,756,888	3,303	1,753,585	71.5%
Unpaid losses and LAE	$2,373,151	12,458	$2,360,693	100.0%	$2,463,506	11,461	$2,452,045	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of $12,876 and $(27), respectively.

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of ($26,087) and $30, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended September 30, 2009				Three Months Ended September 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$11,457	7,108	10,695	29,260	15,110	12,538	1,260	$28,908
Net premium adjustments related to prior years' losses	485	116	-	601	496	490	-	986
Net commission adjustments related to prior years' losses	382	2,135	(11,999)	(9,482)	(2,054)	670	(2,227)	(3,611)
Net favorable (unfavorable) development	12,324	9,359	(1,304)	20,379	13,552	13,698	(967)	26,283

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	979	(1)	-	978	7,040	(69)	-	6,971
Net premium adjustments related to prior years' losses	(1,068)	-	-	(1,068)	(1,223)	-	-	(1,223)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(89)	(1)	-	(90)	5,817	(69)	-	5,748

Total net favorable (unfavorable) development	$12,235	9,358	(1,304)	20,289	19,369	13,629	(967)	$32,031

	Nine Months Ended September 30, 2009				Nine Months Ended September 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$12,454	43,774	8,470	64,698	44,639	40,286	11,958	$96,883
Net premium adjustments related to prior years' losses	1,749	(40)	-	1,709	9,112	982	6	10,100
Net commission adjustments related to prior years' losses	6,081	5,766	(10,403)	1,444	(5,100)	(4,742)	(12,725)	(22,567)
Net favorable (unfavorable) development	20,284	49,500	(1,933)	67,851	48,651	36,526	(761)	84,416

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(2,548)	(58)	59	(2,547)	15,600	(162)	-	15,438
Net premium adjustments related to prior years' losses	630	-	-	630	(1,542)	-	-	(1,542)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(1,918)	(58)	59	(1,917)	14,058	(162)	-	13,896

Total net favorable (unfavorable) development	$18,366	49,442	(1,874)	65,934	62,709	36,364	(761)	$98,312

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of October 1, 2009
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$194		194	351	351	404	$404
United States	Earthquake	36		33	257	231	332	305
Pan-European	Windstorm	151		104	307	199	365	250
Japan	Earthquake	15		15	132	132	267	267
Japan	Typhoon	$7		7	68	68	83	$83

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$15	-	43
Category 4 U.S. / Caribbean Hurricane		23	-	102
Magnitude 6.9 California Earthquake		0	-	3
Magnitude 7.5 California Earthquake		$0	-	35

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.